CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated July 10, 2001, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-84105) of Dreyfus California Tax Exempt Bond Fund, Inc.





                                        /s/ ERNST & YOUNG LLP
                                        -------------------------
                                            ERNST & YOUNG LLP


New York, New York
September 26, 2001